EXHIBIT 10.7

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT, dated as of January 29, 2008, is to the Loan and Security Agreement dated January 2, 2008 (“Loan Agreement”) between Johnson Bank (“Bank”), and Jefferson Electric, Inc. (“Borrower”).

RECITAL

WHEREAS, Bank and Borrower desire to amend the Loan Agreement as provided herein.

AGREEMENT

1.           Definitions.

(a)           All capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

(b)           As used in the Loan Agreement as amended hereby, the following terms shall have the following meanings:

“Loan Amount” means the sum of $3,500,000 plus the outstanding balance of the Obligations.

“Revolving Note” means Borrower’s promissory note, substantially in form attached hereto as Exhibit A, as it may be amended, restated or replaced from time to time.

2.           Revolving Loans.  Section 2.1.1 of the Loan Agreement is amended to delete “Three Million Dollars ($3,000,000.00)” and replace it with “Three Million Five Hundred Thousand Dollars ($3,500,000.00).”

3.           Collateral Obligation Ratio.  Section 2.6 of the Loan Agreement is amended to delete “$3,000,000” and replace it with “$3,500,000.”

4.           Conditions Precedent.  This Amendment shall not be effective until Bank has received a fully executed copy of this Amendment, the Revolving Note, Borrowing Resolutions authorizing this amendment and an Officer’s Certificate.

5.           Effect of Amendment.  Except as otherwise provided herein, the Loan Agreement shall remain in full force and effect and Borrower shall be bound by all of the covenants therein.

6.           Law Governing.  This Amendment shall be governed by the laws of the State of Wisconsin.

7.           Binding Effect.  This Amendment shall be binding on and inure to the benefit of Borrower, Bank and their respective successors and assigns.

BORROWER: Jefferson Electric, Inc.

By:	/s/ Thomas Klink
Thomas Klink, President

BANK: Johnson Bank

By:	/s/ Roberta S. Cummings
Roberta S. Cummings, Vice President

CONSENT OF GUARANTORS

The undersigned hereby consent to the foregoing amendment and ratify their Guaranties of the obligations of Jefferson Electric, Inc. to Johnson Bank.

/s/ Thomas Klink
Thomas Klink

JEFFERSON ELECTRIC LEASING, LLC, A Wisconsin limited liability company
By:	/s/ Thomas Klink
Thomas Klink, Member